Exhibit 10.61

FOURTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 19, 2002, by and between LABOR READY, INC., a Washington corporation (“Debtor”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Creditor”).

W I T N E S E T H:

WHEREAS, Debtor and Creditor are parties to that certain Letter of Credit Agreement dated as of March 1, 2001, as amended (the “Letter of Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Letter of Credit Agreement or Annex A thereto), whereby Creditor has agreed, subject to certain terms and conditions, to incur Letter of Credit Obligations or cause the issuance of Letters of Credit; and

WHEREAS, Creditor and Debtor desire to modify the Letter of Credit Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments to Letter of Credit Agreement.   Subject to the terms and conditions of this Amendment, the Letter of Credit Agreement shall be amended as follows:

1.1                                 Section 5 to the Letter of Credit Agreement is hereby amended by adding a new Section 5.11 at the end thereof to read in its entirety as follows:

5.11                           Maintenance of Minimum Excess Liquidity.   On and at all times after the Fourth Amendment Effective Date, the Credit Parties shall maintain Excess Liquidity of not less than $45,000,000. Upon request of Creditor from time to time, Debtor shall promptly furnish Creditor with information necessary to verify compliance with this covenant.

1.2                                 Section 6.2 to the Letter of Credit Agreement is hereby amended by amending and restated clause (b) thereof to read in its entirety as follows:

(b) each Credit Party may maintain its existing investments in its Subsidiaries as of the Closing Date, and so long as no Default or Event of Default shall have occurred and be continuing, Debtor may make additional investments in its

Subsidiaries (other than Workers’ Assurance) after the Closing Date in an amount not to exceed $500,000 during any Fiscal Year;

1.3                                 Section 6.2 to the Letter of Credit Agreement is hereby further amended by deleting the word “and” from the end of clause (d), replacing the period at the end of clause (e) with “; and” and adding new clause (f) at the end thereof to read in its entirety as follows:

(f) Debtor may make additional cash investments after the Fourth Amendment Effective Date in Worker’s Assurance in an amount not to exceed $120,000,000 in the aggregate for all such investments on and after the Fourth Amendment Effective Date, and $30,000,000 in the aggregate for all such investments consummated in any Fiscal Year, provided that each of the following conditions are met (i) No Default or Event of Default has occurred and is continuing on and as of the date of the proposed investment or would result after giving effect to such proposed investment, (ii) Creditor shall have received not less than 30 days prior written notice of such proposed investment, (iii) not less than 30 days prior to the consummation of such proposed investment, Creditor shall have received a certificate executed by the Chief Financial Officer of Debtor in the form attached to the Fourth Amendment as Exhibit A, which certificate must (A) demonstrate compliance with the minimum EBITDA levels set forth under clause (iv) below of this Section 6.2(f) and (B) provide detailed liquidity projections for Debtor for the period of ninety (90) consecutive days after the date of consummation of such proposed investment, which projections must demonstrate to the satisfaction of Creditor that Debtor is in compliance with Section 5.11 after giving effect to such proposed investment and otherwise be in form and substance satisfactory to Creditor, (iv) as of the most recently ended Fiscal Quarter, Debtor has EBITDA, determined on a consolidated basis for Debtor and its Subsidiaries for the Rolling Period then most recently ended, of not less than the following:

Fiscal Quarter	Minimum EDITDA

The third Fiscal Quarter of Fiscal Year 2002	$27,500,000

The fourth Fiscal Quarter of Fiscal Year 2002	$28,500,000

The first Fiscal Quarter of Fiscal Year 2003	$29,000,000

The second Fiscal Quarter of Fiscal Year 2003	$30,000,000

The third Fiscal Quarter of Fiscal Year 2003	$28,500,000

The fourth Fiscal Quarter of Fiscal Year 2003	$29,500,000

The first Fiscal Quarter of Fiscal Year 2004	$30,000,000

The second Fiscal Quarter of Fiscal Year 2004	$30,500,000

The third Fiscal Quarter of Fiscal Year 2004	$31,000,000

The fourth Fiscal Quarter of Fiscal Year 2004	$31,500,000

The first Fiscal Quarter of Fiscal Year 2005	$32,500,000

The second Fiscal Quarter of Fiscal Year 2005	$34,000,000

The third Fiscal Quarter of Fiscal Year 2005	$36,000,000

The fourth Fiscal Quarter of Fiscal Year 2005	$37,000,000

1.4                                 Section 6.14 is hereby deleted in its entirety and the following section is substituted in lieu thereof to read in its entirety as follows:

6.14                           Restricted Payments.   No Credit Party shall make any Restricted Payment, except: (a)(i) intercompany loans and advances between Debtor and its Subsidiaries (other than the Existing Foreign Subsidiaries, LR Assurance and Workers’ Assurance) and (ii) intercompany loans and advances between Debtor and the Existing Foreign Subsidiaries and LR Assurance, so long as the aggregate of all such loans and advances permitted under this clause (ii) does not exceed $500,000 during any Fiscal Year; (b) dividends and distributions by Subsidiaries of Debtor paid to Debtor; and (c) subject to the subordination provisions provided for in the Subordinated Notes Indenture, scheduled semi-annual payments of interest to the holders of the Subordinated Notes, in the manner provided for therein or pursuant to the Subordinated Notes Indenture. Notwithstanding the foregoing, this Section 6.14 shall not prohibit payments by Debtor to holders of Debtor’s common stock in connection with the repurchases of such stock by Debtor (“Permitted Stock Repurchases”) so long as the proposed payment, together with all other payments in connection with other Permitted Stock Repurchases during any Fiscal Year, does not exceed $5,000,000 in the aggregate, provided that, Debtor may make Permitted Stock Repurchases in an additional amount not to exceed $10,000,000 in the aggregate solely for the Fiscal Year 2003 (a “2003 Additional Stock Repurchase”), provided further, Creditor shall have received one day prior written notice of such proposed 2003 Additional Stock Repurchase certifying that, after giving effect to the proposed 2003 Additional Stock Repurchase, Debtor would have had Excess Liquidity equal to or greater than $60,000,000 for the 45 consecutive days ended immediately prior to the date of such proposed 2003 Additional Stock Repurchase.

1.5                                Annex A to the Letter of Credit Agreement is hereby amended by amending and restating the definition of “Applicable L/C Margin” to read in its entirety as follows:

“Applicable L/C Margin” shall mean one percent (1%) per annum.

1.6                                Annex A to the Letter of Credit Agreement is hereby further amended by adding in alphabetical order the following definitions:

“Fourth Amendment” means that certain Fourth Amendment to Letter of Credit Agreement dated as of December 19, 2002, between Debtor and Creditor.

“Fourth Amendment Effective Date” means December 19, 2002.

“Rolling Period” shall mean, as of the end of any fiscal quarter, the immediately preceding four (4) fiscal quarters, including the fiscal quarter then ending.

2.                                       No Other Amendments.   Except for the amendments expressly set forth and referred to in Section 1 above, the Letter of Credit Agreement shall remain unchanged and in full force and effect.  Without limiting the generality of the foregoing, the parties hereto hereby acknowledge and agree that this Amendment is not intended to, nor shall it be construed as, waiving any Default or Event of Default that now or hereafter may exist as a result of any transactions between or among Debtor or any other Credit Party, except for those transactions specifically described in Section 1 of this Amendment.

3.                                       Representations and Warranties.   Debtor hereby represents and warrants to Creditor that (a) this Amendment has been duly authorized, executed and delivered by Debtor, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Debtor in the Letter of Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date).  Any breach in any material respect by Debtor of any of its representations and warranties contained in this Section 3 shall be a Default and an Event of Default for all purposes of the Letter of Credit Agreement.

4.                                       Ratification.   Debtor hereby ratifies and reaffirms each and every term, covenant and condition set forth or incorporated by reference in the Letter of Credit Agreement and all other documents delivered by Debtor in connection therewith (including without limitation the other Letter of Credit Documents to which Debtor is a party) effective as of the date hereof.

5.                                       Estoppel.   To induce Creditor to enter into this Amendment, Debtor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Debtor as against Creditor with respect to the obligations of Debtor under the Letter of Credit Agreement or the other Letter of Credit Documents, either with or without giving effect to this Amendment.

6.                                       Conditions to Effectiveness.   Upon the receipt by Creditor of the following items, this Amendment shall become effective as of the date first written above:

6.1                                 this Amendment, duly executed, completed and delivered by Debtor and each Guarantor;

6.2                                 the Fifth Amendment to Securitization Agreements dated as of the date hereof, duly executed by Debtor, Creditor, in various capacities, Receivables Subsidiary and Redwood Receivables Corporation; and

6.3                                 evidence satisfactory to the Creditor in its sole discretion that the Receivables Subsidiary shall have repaid Receivables Advances in an amount such that, after giving effect to such repayment, the sum of the outstanding principal balance of Receivables Advances and the outstanding Letter of Credit Exposure on the Fourth Amendment Effective Date does not exceed $80,000,000.

7.                                       Reimbursement of Expenses.   Debtor hereby agrees that it shall reimburse Creditor on demand for all costs and expenses (including without limitation reasonable attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

8.                                       Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

9.                                       Severability of Provisions.   Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.                                 Counterparts.   This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

11.                                 Entire Agreement.   The Letter of Credit Agreement as amended from time to time and by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Letter of Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Craig Winslow
Its Duly Authorized Signatory

LABOR READY, INC.

By:	/s/ Steven C. Cooper
Name:	Steven C. Cooper
Title:	Executive Vice President & Chief Financial Officer

Each of the undersigned Guarantors hereby acknowledges and agrees with the terms of the foregoing Fourth Amendment to Letter of Credit Agreement and hereby ratifies and reaffirms all of its obligations under that certain Subsidiary Guaranty dated as of March 1, 2001, as amended, by the Guarantors in favor of Creditor.

LABOR READY CENTRAL, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL II, LLC

By: Labor Ready Central, Inc., as its sole Member

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL III, LP

By:	Labor Ready Central, Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY GP CO., INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC II, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC III, LP

By:	Labor Ready GP Co., Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MIDWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST II, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST III, LP

By:	Labor Ready GP Co., Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PROPERTIES, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY HOLDINGS, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PUERTO RICO, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

EXHIBIT A

SENIOR OFFICER’S CERTIFICATE

The undersigned officer of LABOR READY, INC., a Washington corporation (“Debtor”), hereby certifies, represents and warrants in his capacity as Chief Financial Officer of Debtor as follows:

1.                                       This Certificate is being executed and delivered by Debtor to General Electric Capital Corporation (“Creditor”) pursuant to Section 6.2(f) of the Letter of Credit Agreement, dated as of March 1, 2001 (as amended, supplemented or otherwise modified from time to time, the “Letter of Credit Agreement”), between the Debtor and Creditor. All capitalized terms not defined herein shall have the meanings ascribed to such term in the Letter of Credit Agreement or in Annex A thereto.

2.                                       Debtor intends to make a cash investment in Workers’ Assurance in the amount of $                     on                       , 200    (the “Investment”).

3.                                       After giving effect to the Investment, each of the representations and warranties by the Debtor contained in the Letter of Credit Agreement or in any other Letter of Credit Documents is true and correct in all material respects.

4.                                       No Default or Event of Default has occurred and is continuing on and as of the date of this Certificate or would result after giving effect to the Investment.

5.                                       As of the Fiscal Quarter most recently ended, Debtor has EBITDA of $                   (determined on a consolidated basis for Debtor and its Subsidiaries for the Rolling Period then most recently ended), and Debtor has met the required minimum EBITDA level set forth in Section 6.2(f)(iv) of the Letter of Credit Agreement.

6.                                       Set forth on Schedule 1 attached hereto and made a part hereof, are the liquidity projections for Debtor for the period of ninety (90) consecutive days after the date of consummation of such proposed Investment, which projections demonstrate that Debtor is in compliance with Section 5.11 of the Letter of Credit Agreement after giving effect to such Investment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Debtor, as of this               th day of                   , 200    .

By	:
Name:
Title: Chief Financial Officer